                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE

                 13% SERIES A SENIOR SUBORDINATED NOTES DUE 2007

                                       OF

                               MMI PRODUCTS, INC.

                PURSUANT TO THE PROSPECTUS DATED _________ , 2001

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________ , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

   By Hand:                              By Certified Mail:
   U.S. Trust Company of Texas, N.A.     U.S. Trust Company of Texas, N.A.
   30 Broad Street                       P.O. Box 84
   B-Level                               Bowling Green Station
   New York, New York  10004-2304        New York New York  10274-0112
   Attn: Corporate Trust Services        Attn: Corporate Trust Services

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 800-548-6565.

     The undersigned hereby acknowledges receipt of the Prospectus dated _____________, 2001 (the "Prospectus") of MMI Products, Inc., a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 13% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement (the "Registration Statement"), for each $1,000 in principal amount of its outstanding 13% Series A Senior Subordinated Notes due 2007 (the "Series A Notes"), of which $50,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Series A Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Notes.

     Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Issuer or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Series A Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer," in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (x) represents and warrants that, if the undersigned or any Beneficial Owner of the Series A Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Series A Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any affiliate of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer, and (y) acknowledges that, by receiving Exchange Notes for its own account in exchange for Series A Notes, where such Series A Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     Holders of Series A Notes whose Series A Notes are accepted for exchange will not receive accrued interest on such Series A Notes for any period from and after the last date to which interest has been paid or duly provided for on such Series A Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Series A Notes, and the undersigned waives the right to receive any interest on such Series A Notes accrued from and after the last date to which interest has been paid or duly provided for on such Series A Notes or, if no such interest has been paid or duly provided for, from and after July 6, 2001.

[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 5).

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

================================================================================
                                      BOX 1

                     DESCRIPTION OF SERIES A NOTES TENDERED
                 (Attach additional signed pages, if necessary)

  NAME(S) AND ADDRESS(ES)
  OF REGISTERED SERIES A                           AGGREGATE        AGGREGATE
  NOTE HOLDER(S), EXACTLY     CERTIFICATE       PRINCIPAL AMOUNT    PRINCIPAL
  AS NAME(S) APPEAR(S) ON     NUMBER(S) OF       REPRESENTED BY      AMOUNT
    NOTE CERTIFICATE(S)      SERIES A NOTES*     CERTIFICATE(S)     TENDERED**

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                      TOTAL
================================================================================

================================================================================

                                      BOX 2

                               BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH      PRINCIPAL AMOUNT OF TENDERED NOTES
BENEFICIAL OWNER OF TENDERED NOTES        HELD FOR ACCOUNT OF BENEFICIAL OWNER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

----------

* Need not be completed by persons tendering by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount of Series A Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Series A Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

================================================================================
                                      BOX 3
--------------------------------------------------------------------------------

           SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 5, 6 AND 7)
--------------------------------------------------------------------------------
TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR SERIES A NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Note(s) and any untendered Series A Notes to:
Name(s):

--------------------------------------------------------------------------------
(please print)

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(include Zip Code)

--------------------------------------------------------------------------------
Tax Identification or Social Security No:

================================================================================

================================================================================
                                      BOX 4
--------------------------------------------------------------------------------
                           USE OF GUARANTEED DELIVERY

                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF SERIES A NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY

Name(s) of Registered Holder(s):

--------------------------------------------------------------------------------
(please print)

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

================================================================================

================================================================================
                                      BOX 5

                           USE OF BOOK-ENTRY TRANSFER

                               (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

================================================================================

====================================================================================================================

                                                        BOX 6

                                             TENDERING HOLDER SIGNATURE

                        (SEE INSTRUCTIONS 1 AND 5) IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X                                                            Signature Guarantee
 --------------------------------------------------

X                                                            (If required by Instruction 5)
 --------------------------------------------------

                 (Signature of Registered
            Holder(s) or Authorized Signatory)               Authorized Signature

                                                             X
                                                               -----------------------------------------------------

Note: The above lines must be signed by the registered       Name:
holder(s) of Series A Notes as their name(s) appear(s) on         --------------------------------------------------
the Series A Notes or by persons(s) authorized to                                   (please print)
become a registered holder(s) (evidence of which
authorization must be transmitted with this Letter of        Title:
Transmittal). If signature is by a trustee, executor,              -------------------------------------------------
administrator, guardian, attorney-in-fact, officer, or
other person acting in a fiduciary or representative         Name of Firm:
capacity, such person must set forth his or her full title                ------------------------------------------
below. See Instruction 5.                                                    (Must be an Eligible Institution as
                                                                                 defined in Instruction 2)

Name(s):                                                     Address:
        -------------------------------------------------            -----------------------------------------------

                                                                     -----------------------------------------------
Capacity:
         ------------------------------------------------            -----------------------------------------------
                                                                                   (include Zip Code)

Street Address:                                              Area Code and Telephone Number:
               ------------------------------------------

               ------------------------------------------                        -----------------------------------

               ------------------------------------------
                          (include Zip Code)

Area Code and Telephone Number:                              Dated:
                                                                   -------------------------------------------------
      -----------------------------------------

           Tax Identification or Social
                 Security Number

      -----------------------------------------

====================================================================================================================

====================================================================================================================
                                                        BOX 7
--------------------------------------------------------------------------------------------------------------------

                                                 BROKER-DEALER STATUS

[ ]  Check this box if the Beneficial Owner of the Series A Notes is a Participating Broker-Dealer and such
     Participating Broker-Dealer acquired the Series A Notes for its own account as a result of market-making activities or other trading activities. In such case, you will be sent extra copies of the Prospectus.

=====================================================================================================================

                                              PAYOR'S NAME: MMI PRODUCTS, INC.

--------------------------------------------------------------------------------------------------------------------------

                   Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

                   -------------------------------------------------------------------------------------------------------
                   Address

                   -------------------------------------------------------------------------------------------------------
                   City, State and ZIP Code

SUBSTITUTE
                   -------------------------------------------------------------------------------------------------------

FORM W-9

Department of the  List account number(s) here (optional)
Treasury
                   -------------------------------------------------------------------------------------------------------

Internal Revenue Service

                        PART 1--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION                    Social Security
                        NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY                      Number or TIN
                        SIGNING AND DATING BELOW

                        --------------------------------------------------------------------------------------------------

                        PART 2-Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you
                        that you are no longer subject to backup withholding.
                        [ ]

--------------------------------------------------------------------------------------------------------------------------

                        CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I                          PART 3-
                        CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                        IS TRUE, CORRECT AND COMPLETE.

                                                                                                  Awaiting
                        SIGNATURE                                     DATE                        TIN [ ]
                                 -----------------------------------      ------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
       PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
       NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

----------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                    GIVE THE SOCIAL SECURITY NUMBER OF--
----------------------------------------------------------------------------------------------------------------------
1.       An individual's account                             The individual
----------------------------------------------------------------------------------------------------------------------
2.       Two or more individuals (joint account)             The actual owner of the account or, if combined funds,
                                                             the first individuals on the account (1)
----------------------------------------------------------------------------------------------------------------------
3.       Husband and wife (joint account)                    The actual owner of the account or, if joint funds, the
                                                             first individual on the account (1)
----------------------------------------------------------------------------------------------------------------------
4.       Custodian account of a minor (Uniform Gift to       The minor (2)
         Minors Act)
----------------------------------------------------------------------------------------------------------------------
5.       Adult and minor (joint account)                     The adult or, if the minor is the only contributor, the
                                                             minor (1)
----------------------------------------------------------------------------------------------------------------------
6.       Account in the name of guardian or committee for    The ward, minor, or incompetent person (3)
         a designated ward, minor, or incompetent person.
----------------------------------------------------------------------------------------------------------------------
7.       a.    The usual revocable savings trust account     The grantor-trustee (1)
               (grantor is also trustee)
----------------------------------------------------------------------------------------------------------------------
         b.    So-called trust account that is not a legal   The actual owner (1)
               or valid trust under State law
----------------------------------------------------------------------------------------------------------------------
8.       Sole proprietorship account                         The owner (4)
----------------------------------------------------------------------------------------------------------------------
                                                             GIVE THE EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                    NUMBER OF --
----------------------------------------------------------------------------------------------------------------------
9.       A valid trust, estate, or pension trust             The legal entity (Do not furnish the identifying number
                                                             of the personal representative or trustee unless the
                                                             legal entity itself is not designated in the account
                                                             title.) (5)
----------------------------------------------------------------------------------------------------------------------
10.      Corporate account                                   The corporation
----------------------------------------------------------------------------------------------------------------------
11.      Religious, charitable or educational organization   The organization
         account
----------------------------------------------------------------------------------------------------------------------
12.      Partnership account held in the name of the         The partnership
         business
----------------------------------------------------------------------------------------------------------------------
13.      Association, club or other tax-exempt organization  The organization
----------------------------------------------------------------------------------------------------------------------
14.      A broker or registered nominee                      The broker or nominee
----------------------------------------------------------------------------------------------------------------------
15.      Account with the Department of Agriculture in the   The public entity
         name of a public entity (such as a State or local
         government, school district, or prison) that
         receives agricultural program payments
----------------------------------------------------------------------------------------------------------------------

----------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

     o    A corporation.

     o    A financial institution.

     o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

     o    The United States or any agency or instrumentality thereof.

     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     o An international organization or any agency, or instrumentality thereof.

     o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under section 584(a).

     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     o An entity registered at all times under the Investment Company Act of 1940.

     o    A foreign central bank of issue.

     Payment of dividends and patronage dividends not generally subject to backup withholding include the following.

     o    Payments to nonresident aliens subject to withholding under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     o Payments of patronage dividends where the amount received is not paid in money.

     o    Payments made by certain foreign organizations.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     o    Payments made to a nominee.

     Payment of interest not generally subject to backup withholding include the following:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o    Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

     Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

     Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold on payments of taxable interest and dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Unless otherwise noted herein, all references to section numbers or regulations are reference to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES. A properly completed and duly executed copy of this-Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer --Book-Entry Transfer" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Series A Notes should be sent to the Company. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series A Notes but whose Series A Notes are not immediately available, and who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificates representing the Series A Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificates) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Series A Notes prior to 5:00 p.m., New York time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. PARTIAL TENDERS. Tenders of Series A Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Series A Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Series A Notes Tendered" (Box 1) above. The entire principal amount of Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A Notes held by the holder is not tendered, then Series A Notes for the principal amount of Series A Notes not tendered and Exchange Notes issued in exchange for any Series A

Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Series A Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or-bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Series A Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a

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

$50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Series A Notes not validly tendered or any Series A Notes the Issuer's acceptance of which would, in the opinion of the Issuer or their counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series A Notes as to any ineligibility of any holder who seeks to tender Series A Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Series A Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF SERIES A NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Series A Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Series A Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Series A Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."

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